SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                  FORM 8-K/A-3




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 April 10, 1998
                       ---------------------------------
                       (Date of earliest event reported)



                            BankAmerica Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                          1-7377                      94-1681731
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission                   (I.R.S. Employer
 of incorporation)              File Number)            Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                             94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



                                415-622-3530
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              (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

         As previously reported, BankAmerica Corporation ("BAC") and NationsBank Corporation ("NationsBank") entered into an Agreement and Plan of Reorganization on April 10, 1998. The Current Report on Form 8-K dated April 10, 1998 and filed with the Securities and Exchange Commission (the "SEC") on April 17, 1998, as amended by the Current Report on Form 8-K/A-1 dated April 10, 1998 and filed with the SEC on May 14, 1998, and by the Current Report on Form 8-K/A-2 dated April 10, 1998 and filed with the SEC on May 20, 1998, is amended to restate
Item 7 in its entirety as follows:

Item 7.  Financial Statements, Pro Forma
         -------------------------------
         Financial Information and Exhibits.
         ----------------------------------

(a)      Financial Statements of Businesses Acquired.

         (i) Portions of NationsBank's Annual Report on Form 10-K for the year ended December 31, 1997 previously filed with the SEC are hereby incorporated by reference in this Current Report at Exhibit 99.a.i. The following audited consolidated financial statements and accompanying notes of NationsBank and its subsidiaries are incorporated:

             (1)  Consolidated Balance Sheet at December 31, 1997 and 1996.

             (2) Consolidated Statement of Income for each of the Three Years Ended December 31, 1997.

             (3) Consolidated Statement of Cash Flows for each of the Three Years Ended December 31, 1997.

             (4) Consolidated Statement of Changes in Shareholders' Equity for each of the Three Years Ended December 31, 1997.

             (5)  Notes to Consolidated Financial Statements.

These consolidated financial statements and accompanying notes have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, which is also filed as part of Exhibit 99.a.i, given on the authority of said firm as experts in accounting and auditing. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 99.c.

         (ii) Portions of NationsBank's Current Report on Form 8-K dated January 9, 1998 and previously filed with the SEC on April 16, 1998 are hereby incorporated by reference in this Current Report at Exhibit 99.a.ii. The following audited consolidated financial statements and accompanying notes of NationsBank and its subsidiaries, restated to reflect NationsBank's merger with Barnett Banks, Inc., which was completed on January 9, 1998, are incorporated:

           (1)  Consolidated Balance Sheet as of December 31, 1997 and 1996.

           (2) Consolidated Statement of Income for each of the Three Years Ended December 31, 1997.

           (3) Consolidated Statement of Cash Flows for each of the Three Years Ended December 31, 1997.

           (4) Consolidated Statement of Changes in Shareholders' Equity for each of the Three Years Ended December 31, 1997.

           (5)  Notes to Consolidated Financial Statements.

These consolidated financial statements and accompanying notes have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, which is also filed as part of Exhibit 99.a.ii, given on the authority of said firm as experts in accounting and auditing. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 99.c.

         (iii) Portions of NationsBank's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 and previously filed with the SEC on May 15, 1998, are hereby incorporated by reference in this Current Report at
Exhibit 99.a.iii. The following unaudited consolidated financial statements and accompanying notes of NationsBank and its subsidiaries are incorporated:

           (1)  Consolidated Balance Sheet on March 31, 1998 and December 31,
                1997.

           (2) Consolidated Statement of Income for the Three Months Ended March 31, 1998 and 1997.

           (3) Consolidated Statement of Cash Flows for the Three Months Ended March 31, 1998 and 1997.

           (4) Consolidated Statement of Changes in Shareholders' Equity for the Three Months Ended March 31, 1998 and 1997.

           (5)  Notes to Consolidated Financial Statements.

         (iv) Portions of NationsBank's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and previously filed with the SEC on August 14, 1998, are hereby incorporated by reference in this Current Report at
Exhibit 99.a.iv. The following unaudited consolidated financial statements and accompanying notes of NationsBank and its subsidiaries are incorporated:

           (1)  Consolidated Balance Sheet on June 30, 1998 and December 31,
                1997.

           (2) Consolidated Statement of Income for the Three and Six Months Ended June 30, 1998 and 1997.

           (3) Consolidated Statement of Cash Flows for the Six Months Ended June 30, 1998 and 1997.

           (4) Consolidated Statement of Changes in Shareholders' Equity for the Six Months Ended June 30, 1998 and 1997.

           (5)  Notes to Consolidated Financial Statements.

(b)      Pro Forma Financial Information.

         The Unaudited Pro Forma  Condensed  Financial  Information set forth in
Item 7(b) of NationsBank's Amendment to Current Report on Form 8-K/A-3 dated April 10, 1998 and previously filed with the SEC on August 17, 1998, is hereby incorporated by reference in this Current Report at Exhibit 99.b.

         All information relating to NationsBank and its subsidiaries has been supplied by NationsBank, and BAC does not warrant the accuracy or completeness of such information.

(c)      Exhibits.

         The following exhibits are filed herewith, except for Exhibits 99.a.i, 99.a.ii, 99.a.iii, 99.a.iv and 99.b, which are incorporated by reference from NationsBank's filings as indicated.

Exhibit      Description
-------      -----------

99.a.i. The following audited financial statements of NationsBank and its subsidiaries and accompanying notes and Report of Independent Accountants are incorporated by reference from NationsBank's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 1-6523): Consolidated Balance Sheet at December 31, 1997 and 1996; Consolidated Statement of Income for each of the Three Years Ended December 31, 1997; Consolidated Statement of Cash Flows for each of the Three Years Ended December 31, 1997; Consolidated Statement of Changes in Shareholders' Equity for each of the Three Years Ended December 31, 1997; Notes to Consolidated Financial Statements; and Report of Independent Accountants. (Portions of the NationsBank Form 10-K not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.a.ii. The following audited financial statements of NationsBank and its subsidiaries and accompanying notes and Report of Independent Accountants are incorporated by reference from NationsBank's Current Report on Form 8-K dated January 9, 1998 and previously filed with the SEC on April 16, 1998 (File No. 1-6523): Consoli-dated Balance Sheet as of December 31, 1997 and 1996; Consolidated Statement of Income for each of the Three Years Ended December 31, 1997; Consolidated Statement of Cash Flows for each of the Three Years Ended December 31, 1997; Consolidated Statement of Changes in Shareholders' Equity for each of the Three Years Ended December 31, 1997; Notes to Consolidated Financial Statements; and Report of Independent Accountants. (Portions of the NationsBank Form 8-K not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.a.iii.    The following unaudited financial statements of NationsBank and its subsidiaries and accompanying notes are incorporated by reference from NationsBank's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 and previously filed with the SEC on May 15, 1998 (File No. 1-6523): Consolidated Balance Sheet on
             March 31, 1998 and December 31, 1997; Consolidated Statement of
             Income for the Three Months Ended March 31, 1998 and 1997;
             Consolidated Statement of Cash Flows for the Three Months Ended
             March 31, 1998 and 1997; Consolidated Statement of Changes in
             Shareholders' Equity for the Three Months Ended March  31, 1998 and
             1997; and Notes to Consolidated Financial Statements. (Portions of the NationsBank Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.a.iv. The following unaudited financial statements of NationsBank and its subsidiaries and accompanying notes are incorporated by reference from NationsBank's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and previously filed with the SEC on August 14, 1998 (File No. 1-6523): Consolidated Balance Sheet on June 30, 1998 and December 31, 1997; Consolidated Statement of Income for the Three and Six Months Ended June 30, 1998 and 1997; Consolidated Statement of Cash Flows for the Six Months Ended June 30, 1998 and 1997; Consolidated Statement of Changes in Shareholders' Equity for the Six Months Ended June 30, 1998 and 1997; and Notes to Consolidated Financial Statements. (Portions of the NationsBank Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.b The Unaudited Pro Forma Condensed Financial Information set forth in Item 7(b) of NationsBank's Current Report on Form 8-K/A-3 dated April 10, 1998 and previously filed with the SEC on August 17, 1998, is hereby incorporated by reference to such NationsBank Form 8-K/A-3 (File No. 1-6523). (Portions of NationsBank's Form 8-K/A-3 not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.c         Consent of PricewaterhouseCoopers LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BANKAMERICA CORPORATION
                                               -----------------------
                                                     (Registrant)


Date:    August 17, 1998
                                               By:  /s/ JOHN J. HIGGINS
                                                    --------------------------
                                                    John J. Higgins
                                                    Executive Vice   President
                                                    and Chief Accounting Officer

                                 EXHIBIT INDEX

Exhibit      Description
-------      -----------

99.a.i. The following audited financial statements of NationsBank and its subsidiaries and accompanying notes and Report of Independent Accountants are incorporated by reference from NationsBank's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 1-6523): Consolidated Balance Sheet at December 31, 1997 and 1996; Consolidated Statement of Income for each of the Three Years Ended December 31, 1997; Consolidated Statement of Cash Flows for each of the Three Years Ended December 31, 1997; Consolidated Statement of Changes in Shareholders' Equity for each of the Three Years Ended December 31, 1997; Notes to Consolidated Financial Statements; and Report of Independent Accountants. (Portions of the NationsBank Form 10-K not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.a.ii. The following audited financial statements of NationsBank and its subsidiaries and accompanying notes and Report of Independent Accountants are incorporated by reference from NationsBank's Current Report on Form 8-K dated January 9, 1998 and previously filed with the SEC on April 16, 1998 (File No. 1-6523): Consoli-dated Balance Sheet as of December 31, 1997 and 1996; Consolidated Statement of Income for each of the Three Years Ended December 31, 1997; Consolidated Statement of Cash Flows for each of the Three Years Ended December 31, 1997; Consolidated Statement of Changes in Shareholders' Equity for each of the Three Years Ended December 31, 1997; Notes to Consolidated Financial Statements; and Report of Independent Accountants. (Portions of the NationsBank Form 8-K not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.a.iii.    The following unaudited financial statements of NationsBank and its subsidiaries and accompanying notes are incorporated by reference from NationsBank's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 and previously filed with the SEC on May 15, 1998 (File No. 1-6523): Consolidated Balance Sheet on
             March 31, 1998 and December 31, 1997; Consolidated Statement of
             Income for the Three Months Ended March 31, 1998 and 1997;
             Consolidated Statement of Cash Flows for the Three Months Ended
             March 31, 1998 and 1997; Consolidated Statement of Changes in
             Shareholders' Equity for the Three Months Ended March  31, 1998 and
             1997; and Notes to Consolidated Financial Statements. (Portions of the NationsBank Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.a.iv. The following unaudited financial statements of NationsBank and its subsidiaries and accompanying notes are incorporated by reference from NationsBank's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and previously filed with the SEC on August 14, 1998 (File No. 1-6523): Consolidated Balance Sheet on June 30, 1998 and December 31, 1997; Consolidated Statement of Income for the Three and Six Months Ended June 30, 1998 and 1997; Consolidated Statement of Cash Flows for the Six Months Ended June 30, 1998 and 1997; Consolidated Statement of Changes in Shareholders' Equity for the Six Months Ended June 30, 1998 and 1997; and Notes to Consolidated Financial Statements. (Portions of the NationsBank Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.b The Unaudited Pro Forma Condensed Financial Information set forth in Item 7(b) of NationsBank's Current Report on Form 8-K/A-3 dated April 10, 1998 and previously filed with the SEC on August 17, 1998, is hereby incorporated by reference to such NationsBank Form 8-K/A-3 (File No. 1-6523). (Portions of NationsBank's Form 8-K/A-3 not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein).

99.c         Consent of PricewaterhouseCoopers LLP.